EXHIBIT 99.1

Ashland Inc. and Consolidated Subsidiaries
Statements of Consolidated Income
Years Ended September 30

(In millions except per share data)	2008	2007	2006	2005	2004
Sales and operating revenues	$8,381	$7,785	$7,233	$6,731	$5,776
Costs and expenses
Cost of sales and operating expenses	7,056	6,447	6,030	5,545	4,721
Selling, general and administrative expenses	1,166	1,171	1,077	1,079	968
	8,222	7,618	7,107	6,624	5,689
Equity and other income	54	49	44	564	438
Operating income	213	216	170	671	525
Gain (loss) on the MAP Transaction (a)	20	(3)	(5)	1,284	-
Loss on early retirement of debt	-	-	-	(145)	-
Net interest and other financing income (costs)	28	46	47	(82)	(114)
Income from continuing operations before income taxes	261	259	212	1,728	411
Income tax (expense) benefit	(86)	(58)	(29)	230	(100)
Income from continuing operations	175	201	183	1,958	311
Income (loss) from discontinued operations (net of income taxes)	(8)	29	224	46	67
Net income	$167	$230	$407	$2,004	$378

Earnings per share
Basic
Income from continuing operations	$2.78	$3.20	$2.57	$26.85	$4.44
Income (loss) from discontinued operations	(.13)	.46	3.16	.64	.97
Net income	$2.65	$3.66	$5.73	$27.49	$5.41
Diluted
Income from continuing operations	$2.76	$3.15	$2.53	$26.23	$4.36
Income (loss) from discontinued operations	(.13)	.45	3.11	.62	.95
Net income	$2.63	$3.60	$5.64	$26.85	$5.31

(a)
“MAP Transaction” refers to the June 30, 2005 transfer of Ashland’s 38% interest in Marathon Ashland Petroleum LLC (MAP), Ashland's maleic anhydride business and 60 Valvoline Instant Oil Change centers in Michigan and northwest Ohio to Marathon Oil Corporation in a transaction valued at approximately $3.7 billion.

Ashland Inc. and Consolidated Subsidiaries
Consolidated Balance Sheets
September 30

(In millions)	2008	2007	2006	2005	2004
Assets
Current assets
Cash and cash equivalents	$886	$897	$1,820	$985	$243
Available-for-sale securities	-	155	349	403	-
Accounts receivable	1,469	1,467	1,401	1,242	953
Inventories	494	610	532	439	383
Deferred income taxes	97	69	93	104	96
Other current assets	86	78	55	22	111
Current assets of discontinued operations	-	-	-	562	516
	3,032	3,276	4,250	3,757	2,302
Investments and other assets
Investment in Marathon Ashland Petroleum LLC (MAP)	-	-	-	-	2,713
Auction rate securities	243	-	-	-	-
Goodwill and other intangibles	408	377	310	235	116
Asbestos insurance receivable (noncurrent portion)	428	458	444	370	399
Deferred income taxes	154	157	186	228	-
Other noncurrent assets	394	435	450	419	286
Noncurrent assets of discontinued operations	-	-	-	976	909
	1,627	1,427	1,390	2,228	4,423
Property, plant and equipment
Cost
Performance Materials	756	701	637	573	613
Distribution	436	434	407	378	355
Valvoline	502	488	489	488	466
Water Technologies	244	272	255	184	167
Unallocated and other	359	230	219	207	201
	2,297	2,125	2,007	1,830	1,802
Accumulated depreciation and amortization	(1,185)	(1,142)	(1,057)	(1,000)	(1,025)
	1,112	983	950	830	777
	$5,771	$5,686	$6,590	$6,815	$7,502

Liabilities and Stockholders’ Equity
Current liabilities
Debt due within one year
Short-term debt	$-	$-	$-	$-	$40
Current portion of long-term debt	21	5	12	12	399
Dividends payable	-	-	674	-	-
Trade and other payables	1,209	1,141	1,302	1,239	1,106
Income taxes	-	6	53	13	14
Current liabilities of discontinued operations	-	-	-	281	256
	1,230	1,152	2,041	1,545	1,815
Noncurrent liabilities
Long-term debt (noncurrent portion)	45	64	70	82	1,109
Employee benefit obligations	344	255	313	358	428
Deferred income taxes	-	-	-	-	286
Asbestos litigation reserve (noncurrent portion)	522	560	585	521	568
Other noncurrent liabilities	428	501	485	482	429
Noncurrent liabilities of discontinued operations	-	-	-	88	161
	1,339	1,380	1,453	1,531	2,981
Stockholders’ equity
Common stock	1	1	1	1	72
Paid-in capital	33	16	240	605	478
Retained earnings	3,138	3,040	2,899	3,251	2,262
Accumulated other comprehensive income (loss)	30	97	(44)	(118)	(106)
	3,202	3,154	3,096	3,739	2,706
	$5,771	$5,686	$6,590	$6,815	$7,502

Ashland Inc. and Consolidated Subsidiaries
Statements of Consolidated Cash Flows
Years Ended September 30

(In millions)	2008	2007	2006	2005	2004
Cash flows from operating activities from continuing operations
Net income	$167	$230	$407	$2,004	$378
Loss (income) from discontinued operations (net of income taxes)	8	(29)	(224)	(46)	(67)
Adjustments to reconcile income from continuing operations
to cash flows from operating activities
Depreciation and amortization	145	133	111	100	98
Deferred income taxes	44	22	(1)	(500)	104
Equity income from affiliates	(23)	(15)	(11)	(525)	(412)
Distributions from equity affiliates	13	10	5	279	152
Gain from the sale of property and equipment	(2)	(4)	(1)	(9)	(8)
Stock based compensation expense	12	16	25	25	15
(Gain) loss on the MAP Transaction	(20)	3	5	(1,284)	-
Loss on early retirement of debt	-	-	-	145	-
Change in operating assets and liabilities (a)	134	(177)	(168)	(260)	(227)
Other items	-	-	(3)	(5)	-
	478	189	145	(76)	33

Cash flows from investing activities from continuing operations
Additions to property, plant and equipment	(205)	(154)	(175)	(180)	(137)
Proceeds from the disposal of property, plant and equipment	10	27	21	18	31
Purchase of operations - net of cash acquired	(129)	(75)	(183)	(135)	(5)
Proceeds from sale of operations	26	-	-	3,303	-
Purchases of available-for-sale securities	(435)	(484)	(824)	(402)	-
Proceeds from sales and maturities of
available-for-sale securities	315	680	876	1	-
Purchase of accounts receivable	-	-	-	(150)	-
Collections of accounts receivable purchased	-	-	-	150	-
	(418)	(6)	(285)	2,605	(111)

Cash flows from financing activities from continuing operations
Proceeds from the exercise of stock options	3	19	18	115	108
Excess tax benefits related to share-based payments	1	9	6	20	3
Repayment of long-term debt	(5)	(13)	(13)	(1,552)	(100)
Repurchase of common stock	-	(288)	(405)	(100)	-
(Decrease) increase in revolving credit facility	-	-	-	(40)	40
Cash dividends paid	(69)	(743)	(78)	(79)	(77)
	(70)	(1,016)	(472)	(1,636)	(26)
Cash (used) provided by continuing operations	(10)	(833)	(612)	893	(104)
Cash (used) provided by discontinued operations
Operating cash flows	(8)	(3)	197	53	143
Investing cash flows	-	(92)	1,248	(207)	(21)
	(8)	(95)	1,445	(154)	122
Effect of currency exchange rate changes on cash and cash equivalents	7	5	2	3	2
(Decrease) increase in cash and cash equivalents	(11)	(923)	835	742	20
Cash and cash equivalents - beginning of year	897	1,820	985	243	223
Cash and cash equivalents - end of year	$886	$897	$1,820	$985	$243

(Increase) decrease in operating assets (a)
Accounts receivable	$10	$(56)	$(77)	$(292)	$(150)
Inventories	126	(75)	(56)	(73)	(9)
Other current assets	(53)	(22)	21	94	(60)
Investments and other assets	78	90	(2)	(247)	(15)
Increase (decrease) in operating liabilities (a)
Trade and other payables	57	(103)	41	105	(4)
Other current liabilities	(7)	(20)	(90)	(27)	(11)
Pension contributions	(25)	(58)	(111)	(121)	(137)
Noncurrent liabilities	(52)	67	106	301	159
Change in operating assets and liabilities	$134	$(177)	$(168)	$(260)	$(227)

(a)	Excludes changes resulting from operations acquired or sold.

Ashland Inc. and Consolidated Subsidiaries
Information by Industry Segment
Years Ended September 30

(In millions)	2008	2007	2006	2005	2004
Sales and operating revenues
Performance Materials	$1,621	$1,580	$1,425	$1,369	$1,026
Distribution	4,374	4,031	4,070	3,810	3,199
Valvoline	1,662	1,525	1,409	1,326	1,297
Water Technologies	893	818	502	394	360
Intersegment sales (a)
Performance Materials	(151)	(154)	(145)	(143)	(85)
Distribution	(12)	(12)	(23)	(22)	(19)
Valvoline	(6)	(1)	(3)	(2)	(1)
Water Technologies	-	(2)	(2)	(1)	(1)
	$8,381	$7,785	$7,233	$6,731	$5,776

Equity income
Performance Materials	$16	$10	$10	$7	$7
Valvoline	5	4	1	1	-
Water Technologies	1	1	-	-	-
Refining and Marketing	-	-	-	517	405
Unallocated and other	1	-	-	-	-
	23	15	11	525	412

Other income
Performance Materials	3	4	4	17	8
Distribution	3	3	4	7	9
Valvoline	7	8	7	6	4
Water Technologies	2	3	4	4	8
Refining and Marketing	-	-	-	3	(6)
Unallocated and other	16	16	14	2	3
	31	34	33	39	26
	$54	$49	$44	$564	$438

Operating income
Performance Materials	$52	$89	$112	$88	$42
Distribution	51	41	120	99	56
Valvoline	83	86	(21)	59	77
Water Technologies	10	16	14	11	14
Refining and Marketing (b)	-	-	-	486	383
Unallocated and other	17	(16)	(55)	(72)	(47)
	$213	$216	$170	$671	$525

Depreciation and amortization
Performance Materials	$42	$36	$31	$31	$30
Distribution	24	22	21	18	18
Valvoline	32	31	28	27	27
Water Technologies	26	27	17	13	11
Unallocated and other	21	17	14	11	12
	$145	$133	$111	$100	$98

(a)	Intersegment sales are accounted for at prices that approximate market value.
(b)	Includes Ashland's equity income from MAP through June 30, 2005, amortization related to Ashland's excess investment in MAP, and other activities associated with refining and marketing.

Ashland Inc. and Consolidated Subsidiaries
Information by Industry Segment
Years Ended September 30

(In millions)	2008	2007	2006	2005		2004
Assets
Performance Materials	$1,080	$997	$841	$764		$640
Distribution	1,090	1,218	1,148	1,057		922
Valvoline	750	751	742	723		658
Water Technologies	495	514	468	233		202
Refining and Marketing	-	-	-	-		2,742
Discontinued operations	-	-	-	1,569		1,428
Unallocated and other (a)	2,356	2,206	3,391	2,469		910
	$5,771	$5,686	$6,590	$6,815		$7,502
Capital employed
Performance Materials	$795	$682	$505	$466		$373
Distribution	521	672	564	513		449
Valvoline	485	501	489	483		388
Water Technologies	333	359	322	146		116

Return on investment (b)
Performance Materials	4.6%	9.2%	15.9%	10.8%	(c)	8.0%
Distribution	5.8%	4.1%	13.5%	12.0%		7.7%
Valvoline	11.7%	10.2%	(2.6)%	9.0%	(c)	11.5%
Water Technologies	1.8%	4.9%	6.4%	7.6%		9.0%

Additions to property, plant and equipment
Performance Materials	$48	$56	$58	$45		$45
Distribution	27	29	36	26		10
Valvoline	42	28	38	66		26
Water Technologies	17	24	23	19		17
Unallocated and other	71	17	20	24		39
	$205	$154	$175	$180		$137

(a)	Includes cash, cash equivalents, available-for-sale securities, property and other assets.
(b)	Calculated as income from continuing operations divided by average quarterly capital employed.
(c)
On June 30, 2005, Ashland transferred its 38% interest in Marathon Ashland Petroleum LLC and two other businesses to Marathon Oil Corporation (the "MAP Transaction").  Amounts for 2005 exclude the respective portions of the net gain on the MAP Transaction of $43 million for Performance Materials and $24 million for Valvoline.  Including these amounts, the return on investment would have been 20.3% for Performance Materials and 14.4% for Valvoline.

Ashland Inc. and Consolidated Subsidiaries
Information by Industry Segment
Years Ended September 30

(In millions)	2008	2007	2006	2005	2004
Operating information
Performance Materials (a) (b)
Sales per shipping day	$6.4	$6.1	$5.7	$5.4	$4.0
Pounds sold per shipping day	4.9	4.9	4.9	5.4	5.1
Gross profit as a percent of sales	17.0%	20.5%	22.5%	20.4%	20.4%
Distribution (a) (b)
Sales per shipping day	$17.3	$15.9	$16.2	$15.1	$12.6
Pounds sold per shipping day	18.8	19.6	20.3	21.0	21.0
Gross profit as a percent of sales	7.8%	7.9%	9.5%	9.7%	9.6%
Valvoline (a) (b)
Lubricant sales (gallons)	169.2	167.1	168.7	175.4	191.6
Premium lubricants (percent of U.S. branded volumes)	24.9%	23.3%	23.1%	23.4%	21.5%
Gross profit as a percent of sales	23.0%	24.8%	19.9%	26.6%	28.2%
Water Technologies (a) (b)
Sales per shipping day	$3.5	$3.1	$2.0	$1.6	$1.4
Gross profit as a percent of sales	36.7%	39.2%	43.7%	47.8%	49.3%

(a)	Sales are defined as sales and operating revenues. Gross profit is defined as sales and operating revenues, less cost of sales and operating expenses.
(b)	Excludes amounts resulting from the elimination of the previous one month financial reporting lag for wholly owned entities outside North America, which was recorded during fiscal 2007.

Ashland Inc. and Consolidated Subsidiaries
International Operations
Years Ended September 30

(In millions)	2008	2007	2006	2005	2004
International assets (a)
Performance Materials	$553	$535	$463	$396	$333
Distribution	265	319	264	216	184
Valvoline	186	186	158	146	132
Water Technologies	322	312	268	88	83
	1,326	1,352	1,153	846	732
International liabilities (a)
Performance Materials	115	148	130	102	94
Distribution	120	103	127	94	88
Valvoline	57	51	44	42	54
Water Technologies	96	109	89	31	34
	388	411	390	269	270
Net international investment (a)
Performance Materials	438	387	333	294	239
Distribution	145	216	137	122	96
Valvoline	129	135	114	104	78
Water Technologies	226	203	179	57	49
	$938	$941	$763	$577	$462
International income before income taxes (a) (b)
Performance Materials	$68	$64	$68	$64	$43
Distribution	7	6	12	17	14
Valvoline	37	29	19	26	20
Water Technologies	61	62	41	37	30
	$173	$161	$140	$144	$107
International revenues (a) (c)
Performance Materials	$861	$732	$608	$601	$387
Distribution	967	846	729	663	537
Valvoline	418	392	310	287	249
Water Technologies	661	545	309	229	202
	$2,907	$2,515	$1,956	$1,780	$1,375

(a)	Excludes amounts resulting from the elimination of the previous one month financial reporting lag for wholly owned entities outside North America, which was recorded during fiscal 2007.
(b)
Amounts represent income recorded by international subsidiaries, equity and dividend income from international affiliates, and international source royalty and other income recorded by U.S. subsidiaries.  Amounts do not reflect intercompany items eliminated in consolidation (e.g., interest) or any allocation of unallocated expenses incurred in the U.S. (e.g., research and development, advertising or administrative expenses) for the benefit of both U.S. and international operations.

(c)	Includes sales and operating revenues, equity income and other income.

Ashland Inc. and Consolidated Subsidiaries
International Operations
Years Ended September 30

(In millions)	2008	2007	2006	2005	2004
International assets (a)
Europe	$779	$842	$715	$499	$432
Canada	189	205	193	189	164
Asia	205	168	131	72	58
Australia and New Zealand	59	64	55	46	48
Other	94	73	59	40	30
	1,326	1,352	1,153	846	732
International liabilities (a)
Europe	252	283	287	181	180
Canada	46	63	48	48	52
Asia	47	27	22	9	11
Australia and New Zealand	23	21	19	17	17
Other	20	17	14	14	10
	388	411	390	269	270
Net international investment (a)
Europe	527	559	428	318	252
Canada	143	142	145	141	112
Asia	158	141	109	63	47
Australia and New Zealand	36	43	36	29	31
Other	74	56	45	26	20
	$938	$941	$763	$577	$462
International income before income taxes (a) (b)
Europe	$69	$82	$67	$61	$41
Canada	19	13	29	40	32
Asia	31	29	18	14	14
Australia and New Zealand	17	11	6	10	11
Other	37	26	20	19	9
	$173	$161	$140	$144	$107
International revenues (a) (c)
Europe	$1,745	$1,530	$1,118	$999	$757
Canada	431	405	421	422	344
Asia	312	231	143	114	87
Australia and New Zealand	159	142	107	105	95
Other	260	207	167	140	92
	$2,907	$2,515	$1,956	$1,780	$1,375

(a)	Excludes amounts resulting from the elimination of the previous one month financial reporting lag for wholly owned entities outside North America, which was recorded during fiscal 2007.
(b)
Amounts represent income recorded by international subsidiaries, equity and dividend income from international affiliates, and international source royalty and other income recorded by U.S. subsidiaries.  Amounts do not reflect intercompany items eliminated in consolidation (e.g., interest) or any allocation of unallocated expenses incurred in the U.S. (e.g., research and development, advertising or administrative expenses) for the benefit of both U.S. and international operations.

(c)	Includes sales and operating revenues, equity income and other income.